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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 2, 2002







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                   001-16437           06-1118515
(State or other jurisdiction of       (Commission         (IRS Employer
         incorporation)               File Number)      Identification No.)

48 Monroe Turnpike, Trumbull, Connecticut                   06611
(Address of principal executive offices)                   (Zip Code)


                                 (203) 459-6000
              (Registrant's telephone number, including area code)
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ITEM 9.  REGULATION FD DISCLOSURE.

          On August 2, 2002, the Company's Chief Executive Officer and Chief Financial Officer filed Statements Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings with the Securities and Exchange Commission pursuant to the Securities and Exchange Commission's June 27, 2002 Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Such statements have been posted on the Company's website (www.oxfordhealth.com).


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   OXFORD HEALTH PLANS, INC.


Date: August 2, 2002                               By: /s/ MARC M. KOLE
                                                      ------------------------
                                                       MARC M. KOLE

                                                       Senior Vice President and
                                                       Chief Accounting Officer


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